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PRYOR CASHMAN SHERMAN & FLYNN LLP
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410 PARK AVENUE, NEW YORK, NEW YORK 10022-4441

GIDEON CASHMAN            PHILIP R. HOFFMAN           PETER O. WOLFSON           MARC A. KUSHNER        TELEPHONE 212-421-4100
PAUL J. SHERMAN           EDWARD A. MORGAN            CAROLE NEVILLE             MARK W. SAKS           FAX: 212-326-0806
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HOWARD SIEGEL             ERIC M. HELLIGE             ARTHUR H. RUEGGER          STEVEN M. RABINOWITZ   WRITER'S DIRECT DIAL:
JAMES A. JANOWITZ         TOM J. FERBER               RICHARD S. FRAZER          JAMES S. O'BRIEN, JR.
ARNOLD J. SCHAAB          JAMIE M. BRICKELL           STEVEN J. PIERCE           ROGER E. KASS
STEPHEN B. RODNER         BLAKE HORNICK               KENNETH A. SCHULMAN        SAMSON R. BECHHOFER    (212) 326-0447
SELIG D. SACKS            KAREN M. ROBSON             BRETT J. MEYER             RICHARD S. VERNER
DONALD S. ZAKARIN         JOSEPH L. GRIER             JEFFREY L. LAYTIN          MITCHELL C. STEIN      WRITER'S EMAIL:
STEPHEN M. GOODMAN        JOHN P. NAPOLI              LISA M. BUCKLEY            JONATHAN A. BERNSTEIN
RONALD H. SHECHTMAN       WAYNE B. HEICKLEN           STEVEN L. CHUDNOW          JEFFREY C. JOHNSON
ANDREW H. BART            CHRISTOPHER J. SUES                                                           sbechhofer@pryorcashman.com

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                                           September 21, 2001

VIA FACSIMILE 516-767-6492
--------------------------

Stuart H. Widowski, Esq.
Brentway Management, LLC
44 South Bayles Avenue
Port Washington, New York 11050

                Re: Bryant Portfolio - Sale to Cedar Income Fund

Dear Stuart:

         This is to acknowledge your letter of September 20, 2001 in which you requested an adjournment of the Closing Date on the grounds that the tragic events of September 11 have affected your client's ability to close on the originally scheduled date of September 25, 2001. Our client recognizes the difficulties and hardships imposed on the various parties to the transaction and is willing to adjourn the Closing Date to October 4, 2001 with a funding no later than noon on Friday, October 5, 2001.

         Kindly acknowledge the foregoing on behalf of your client by signing a copy of this letter in the space provided below and forwarding same to my attention.

                                             Sincerely,



                                             /s/ Samson R. Bechhofer
                                             ---------------------------
                                             Samson R. Bechhofer

ACKNOWLEDGED:

CEDAR BAY REALTY ADVISORS, INC.

By: /s/ Stuart H. Widowski
    ---------------------------
    Stuart H. Widowski
    General Counsel